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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- APRIL 3, 2009

RIVERSOURCE LARGE CAP VALUE FUND (PROSPECTUS DATED SEPT. 29, 2008)   S-6246-99 J

At a Special meeting of Shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of RiverSource Large Cap Value Fund on April 3, 2009 will vote on the merger of RiverSource Large Cap Value Fund into RiverSource Equity Value Fund, a fund that seeks to provide shareholders with growth of capital and income.

For more information about RiverSource Equity Value Fund, please call 1-888-791-3380 for a prospectus.

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S-6246-4 A (4/09)